UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

The final Order of the Massachusetts Department of Public Utilities (“MDPU”), to which Item 8.01 below refers, is attached as Exhibit 99.1to this Current Report on Form 8-K.

Item 8.01	Other Events

On April 17, 2020 the MDPU issued its final Order (the “Order”) in Docket No. DPU 19-130, the distribution base rate case filed with the DPU on December 17, 2019 by the electric division of Fitchburg Gas and Electric Light Company, Inc. (the “Company”), Unitil Corporation’s electric and natural gas utility subsidiary operating in Massachusetts.

The Order approves a Settlement Agreement (the “Agreement”) between the Company and the Massachusetts Office of Attorney General. The Agreement provides for a distribution increase of $1.1 million, effective November 1, 2020. Under the agreement, the Company will not increase or redesign base distribution rates to become effective prior to November 1, 2023, though the Company may seek cost recovery for certain exogenous events that meet a revenue impact threshold of $0.1 million. The agreement also provides for the implementation of a major storm reserve fund, whereby the Company may recover the costs of restoration of qualifying storm events. In addition, the agreement provides for the extension of the annual capital cost recovery mechanism, modified to allow the recovery of property tax on the cumulative net capital expenditures.

The distribution base rate case is based on the Company’s operating costs and investments in utility plant for a test year ended December 31, 2018 as adjusted for known and measurable changes. The Agreement provides for a return on equity of 9.7 percent and a capital structure reflecting 52.45% equity and 47.55% long-term debt.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Massachusetts Department of Public Utilities Commission Order dated April 17, 2020

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Laurence M. Brock
Laurence M. Brock
Senior Vice President, Chief Financial Officer and Treasurer

Date: April 21, 2020